Income Taxes (Tables)	12 Months Ended
Dec. 31, 2018
Schedule of Reconciliation of U.S. Federal Statutory Rate to Effective Tax Rate

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year Ended December 31,
	2018	2017	2016
Federal statutory income tax rate	21.0%	34.0%	34.0%
State taxes, net of federal benefit	5.6	4.9	4.6
Research and orphan drug tax credits	4.7	3.4	1.8
Impact of 2018 tax rate change on temporary differences	—	(13.4)	—
Other	(2.1)	(3.7)	(4.2)
Increase in deferred tax asset valuation allowance	(29.2)	(25.2)	(36.2)

Effective income tax rate	—%	—%	—%

Company's Deferred Tax Assets

Net deferred tax assets as of December 31, 2018 and 2017 consisted of the following (in thousands):

	December 31,
	2018	2017
Deferred tax assets:
Net operating loss carryforwards	$11,106	$5,158
Capitalized research and development expenses	12,030	5,925
Research and orphan drug tax credit carryforwards	4,108	1,400
Stock compensation expense	1,336	9
Accrued expense	664	20
Other	360	—

Total deferred tax assets	29,604	12,512
Valuation allowance	(29,243)	(12,466)

Net deferred tax assets	361	46

Deferred tax liabilities:
Depreciation and amortization	(361)	(46)

Total deferred tax liabilities	(361)	(46)

Net deferred tax assets and liabilities	$—	$—

Changes in Deferred Tax Asset Valuation Allowance

Changes in the valuation allowance for deferred tax assets during the years ended December 31, 2018, 2017 and 2016 related primarily to the increase in net operating loss carryforwards and research and orphan drug tax credit carryforwards, partially offset in 2017 by a decrease in deferred tax assets resulting from the decreased federal corporate tax rate, and were as follows (in thousands):

	Year Ended December 31,
	2018	2017	2016
Valuation allowance as of beginning of year	$12,466	$3,540	$129
Net increases recorded to income tax provision	16,777	8,926	3,411

Valuation allowance as of end of year	$29,243	$12,466	$3,540